Supplement dated October 27, 2025
to the Prospectus and the Updating Summary Prospectus
each dated May 1, 2025
for the LiveWell Variable Annuity
issued by Midland National Life Insurance Company
through the Midland National Life Separate Account C
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

In connection with Nomura Holding America Inc's acquisition of the Macquarie funds, on or about November 3, 2025, the Macquarie funds will be renamed as follows:

Old Name	New Name
Macquarie VIP Asset Strategy Class Service	Nomura VIP Asset Strategy Class Service
Macquarie VIP Balanced Class Service	Nomura VIP Balanced Class Service
Macquarie VIP Energy Class Service	Nomura VIP Energy Class Service
Macquarie VIP Global Growth Class Service	Nomura VIP Global Growth Class Service
Macquarie VIP Growth Class Service	Nomura VIP Growth Class Service
Macquarie VIP High Income Class Service	Nomura VIP High Income Class Service
Macquarie VIP International Core Equity Service	Nomura VIP International Core Equity Service
Macquarie VIP Mid Cap Growth Service	Nomura VIP Mid Cap Growth Service
Macquarie VIP Natural Resources Service	Nomura VIP Natural Resources Service
Macquarie VIP Science and Technology Service	Nomura VIP Science and Technology Service
Macquarie VIP Small Cap Core Service	Nomura VIP Small Cap Core Service
Macquarie VIP Small Cap Growth Service	Nomura VIP Small Cap Growth Service
Macquarie VIP Global Value Equity Service	Nomura VIP Global Value Equity Service
Macquarie VIP International Series Standard	Nomura VIP International Series Standard
Macquarie VIP Opportunity Series Standard	Nomura VIP Opportunity Series Standard
Macquarie VIP Total Return Series Standard	Nomura VIP Total Return Series Standard

Each of the Macquarie funds are currently closed to new investors and will remain closed to new investors following the acquisition.

Delaware Management Company will continue to serve as investment adviser to the Nomura funds. However, the current investment sub-advisers to the Macquarie funds will no longer serve as investment sub-advisers to the Nomura funds. Macquarie Investment Management Global Limited will serve as investment sub-adviser to the Nomura VIP Asset Strategy fund, the Nomura VIP Balanced fund, the Nomura VIP Energy fund, the Nomura VIP Natural Resources fund, and the Nomura VIP Total Return fund.

Additional information about each investment option can be found in the prospectuses for the funds, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to Securities PI @sfgmembers.com.

A corresponding change is hereby made throughout the Prospectus and Updating Summary Prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.